Exhibit 99.1

MOR-1 UNITED STATES BANKRUPTCY COURT CASE NAME: Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc. PETITION DATE: 3/8/2015 CASE NUMBER: 15-10336, 15-10337, 15-10338 DISTRICT OF TEXAS: Western District PROPOSED PLAN DATE: TBD DIVISION: Austin, TX MONTHLY OPERATING REPORT SUMMARY: April 2015 MONTH March April REVENUES (MOR-6) 1,480,932.00 1,555,902.00 0.00 0.00 0.00 0.00 INCOME BEFORE INT;DEPREC./TAX (MOR-6) -1,895,084.00 -2,056,316.00 0.00 0.00 0.00 0.00 NET INCOME (LOSS) (MOR-6) -4,005,651.00 3,956,990.00 0.00 0.00 0.00 0.00 PAYMENTS TO INSIDERS (MOR-9) 132,323.32 132,323.32 0.00 0.00 0.00 0.00 PAYMENTS TOPROFESSIONALS (MOR-9) 155,573.59 647,939.03 0.00 0.00 0.00 0.00 TOTAL DISBURSEMENTS (MOR-7) 2,011,361.52 3,029,926.50 0.00 0.00 0.00 0.00 *** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee*** CIRCLE ONE REQUIRED INSURANCE MAINTAINED Are all accounts receivable being collected within terms Yes No AS OF SIGNATURE DATE EXP. Are all post-petition liabilities, including taxes, being paid within terms Yes No DATE Have any pre-petition liabilities been paid? Yes No CASUALTY YES (X) NO ( ) 03-03-2016 If so, describe: Certain payments were made pursuant to First Day Orders LIABILITY YES (X) NO ( ) 10-31-2015 Are all funds received being deposited into DIP bank accounts Yes No VEHICLE YES (X) NO ( ) 01-15-2016 Were any assets disposed of outside the normal course of business Yes No WORKER’S YES (X) NO ( ) 03-03-2016 If so, describe OTHER YES (X) NO ( ) 02-01-2016 Are all U.S. Trustee Quarterly Fee Payments current Yes No What is the status of your Plan of Reorganization? The Debtors have not yet filed a Plan of Reorganization ATTORNEY NAME: Kenric Kattner I certify under penalty of perjury that the following complete FIRM NAME: HaynesBoone Monthly Operating Report (MOR), consisting of MOR-1 through ADDRESS:1221 McKinney St MOR-9 plus attachments, is true and correct. ste 2100 CITY, STATE, ZIP: Houston, TX 77010 SIGNED X TITLE: Chief Restructuring Officer TELEPHONE/FAX:713 547-2518 (ORIGINAL SIGNATURE) Donald R. Martin5/20/2015 MOR-1 (PRINT NAME OF SIGNATORY) DATE

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

COMPARATIVE BALANCE SHEETS

MONTHLY OPERATING REPORT SUMMARY: April 2015	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH	MONTH	MONTH	MONTH
CURRENT ASSETS
Cash	$1,486,590	$2,928,419	$1,363,035
Accounts Receivable, Net	$2,658,690	$2,518,985	$2,832,217
Inventory: Lower of Cost or Market	$0	$0	$0
Prepayments and other current assets	$2,230,279	$2,132,489	$1,807,853
Investments	$0	$0	$0
Other	$0	$0	$0

TOTAL CURRENT ASSETS	$6,375,559	$7,579,893	$6,003,105	0.00	0.00	0.00	0.00

PROPERTY, PLANT & EQUIP. @ COST	$309,570,864	$309,894,751	$309,813,772
Less Accumulated Depreciation	($121,044,287)	($121,828,545)	($122,431,539)
NET BOOK VALUE OF PP & E	$188,526,577	$188,066,206	$187,382,233	0.00	0.00	0.00	0.00
OTHER ASSETS
1. Deferred Financing Costs	$866,738	$787,317	$707,896
2. Other Assets	$2,254,125	$2,254,136	$2,254,136

TOTAL ASSETS	$198,022,999	$198,687,552	$196,347,370	$0.00	$0.00	$0.00	$0.00

*	Per unaudited financial statements prepared by management

MOR-2

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

COMPARATIVE BALANCE SHEETS

MONTHLY OPERATING REPORT SUMMARY: April 2015 EQUITY	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH	MONTH	MONTH	MONTH
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		3,693,160	4,381,306.40
PRE-PETITION LIABILITIES
Notes Payable - Secured	111,689,964	112,466,917	113,215,215
Priority Debt	0	0	0
Federal Income Tax	0	0	0
FICA/Withholding	0	0	0
Unsecured Debt	16,514,901	16,599,095	16,480,870
Other	22,548,485	22,744,889	22,941,293

TOTAL PRE-PETITION LIABILITIES	150,753,350	151,810,900	152,637,378	0.00	0.00	0.00	0.00

TOTAL LIABILITIES	150,753,350	155,504,061	157,018,684	0.00	0.00	0.00	0.00

OWNER’S EQUITY (DEFICIT)
COMMON STOCK	74,009	74,009	74,009
TREASURY STOCK	(339,790)	(339,790)	(339,790)
ADDITIONAL PAID-IN CAPITAL	180,653,012	180,572,505	180,674,690
RETAINED EARNINGS: Filing Date	(133,117,582)	(137,123,233)	(141,080,223)
RETAINED EARNINGS: Post Filing Date				0.00	0.00	0.00	0.00

TOTAL OWNER’S EQUITY (NET WORTH)	47,269,649	43,183,491	39,328,686	0.00	0.00	0.00	0.00

TOTAL LIABILITIES & OWNERS EQUITY	198,022,999	$198,687,552	$196,347,370	$0.00	$0.00	$0.00	$0.00

*	Per unaudited financial statements prepared by management.

MOR-3

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

SCHEDULE OF POST-PETITION LIABILITIES

MONTHLY OPERATING REPORT SUMMARY: April 2015	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	682,803	972,956
TAX PAYABLE
Federal Payroll Taxes	0.00	0.00
State Payroll Taxes	0.00	0.00
Ad Valorem Taxes	0.00	0.00
Other Taxes	0.00	0.00

TOTAL TAXES PAYABLE	0.00	0.00	0.00	0.00	0.00	0.00

SECURED DEBT POST-PETITION	3,000,000	3,000,000
ACCRUED INTEREST PAYABLE	10,357	17,711
ACCRUED PROFESSIONAL FEES*	0.00	390,639.53
OTHER ACCRUED LIABILITIES
1.
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,693,160	$4,381,306	$0.00	$0.00	$0.00	$0.00

*	Reflects accrued but unpaid professional fees; payment requires Court Approval;

MOR-4

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

AGING OF POST-PETITION LIABILITIES

MONTH                         April 2015

MONTHLY OPERATING REPORT SUMMARY: April 2015

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	957,318	957,318
31-60	15,638	15,638
61-90	0	0
91+	0	0

TOTAL	$972,955.68	$972,955.68	$0.00	$0.00	$0.00	$0.00

AGING OF ACCOUNTS RECEIVABLE*
MONTH	March 2015**	April 2015**
0-30 DAYS	-52,353	101,472
31-60 DAYS	133,772	-49,058
61-90 DAYS	2,493	122,674
91+ DAYS	25,398	26,494

TOTAL	$109,309.88	$201,581.49	$0.00	$0.00	$0.00	$0.00

*	Dune’s Acounts Receivable accounts do not represent any Oil and Gas production that has not been sold.
**	This credit balance represents overpayments by two customers. In the normal course these balances will be netted against these customer’s future payments.

MOR-5

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	0.00	0.00					0
TOTAL COST OF REVENUES	0.00	0.00					0
GROSS PROFIT	0.00	0.00	0.00	0.00	0.00	0.00	0
OPERATING EXPENSES:
Selling & Marketing	0.00	0.00					0
General & Administrative	0.00	325.00					325
Other	0.00	0.00					0

TOTAL OPERATING EXPENSES	0.00	325.00	0.00	0.00	0.00	0.00	325

INCOME BEFORE INT, DEPR/TAX (MOR-1)	0.00	-325.00	0.00	0.00	0.00	0.00	-325
INTEREST EXPENSE	1,045,868.00	1,017,007.00					2,062,875
DEPRECIATION	0.00	0.00					0
OTHER (INCOME) EXPENSE*	79,421.00	79,421.00					158,842
OTHER ITEMS	0.00	0.00					0

TOTAL INT, DEPR & OTHER ITEMS	1,125,289.00	1,096,428.00	0.00	0.00	0.00	0.00	2,221,717

NET INCOME BEFORE TAXES	-1,125,289.00	-1,096,753.00	0.00	0.00	0.00	0.00	-2,222,042
FEDERAL INCOME TAXES							0

NET INCOME (LOSS) (MOR-1)	($1,125,289.00)	($1,096,753.00)	$0.00	$0.00	$0.00	$0.00	($2,222,042)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Amortization of deffered financing costs

MOR-6

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	0	0					0
TOTAL COST OF REVENUES	0	0					0
GROSS PROFIT	0	0	0.00	0.00	0.00	0.00	0
OPERATING EXPENSES:
Selling & Marketing	0	0					0
General & Administrative	975,044	1,044,356					2,019,400
Other	0	0					0

TOTAL OPERATING EXPENSES	975,044	1,044,356	0.00	0.00	0.00	0.00	2,019,400

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-975,044	-1,044,356	0.00	0.00	0.00	0.00	-2,019,400
INTEREST EXPENSE	0	0					0
DEPRECIATION	0	4,848					4,848
OTHER (INCOME) EXPENSE	-11	0					-11
OTHER ITEMS	0	0					0

TOTAL INT, DEPR & OTHER ITEMS	-11	4,848	0.00	0.00	0.00	0.00	4,837

NET INCOME BEFORE TAXES	-975,033	-1,049,204	0.00	0.00	0.00	0.00	-2,024,237
FEDERAL INCOME TAXES	0	0					0

NET INCOME (LOSS) (MOR-1)	($975,033)	($1,049,204)	$0.00	$0.00	$0.00	$0.00	($2,024,237)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	1,480,932	1,555,902					3,036,834
TOTAL COST OF REVENUES	1,425,928	1,523,179					2,949,107
GROSS PROFIT	55,004	32,723	0.00	0.00	0.00	0.00	87,727
OPERATING EXPENSES:
Selling & Marketing	0	0					0
General & Administrative	975,044	1,044,358					2,019,402
Other	0	0					0

TOTAL OPERATING EXPENSES	975,044	1,044,358	0.00	0.00	0.00	0.00	2,019,402

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-920,040	-1,011,635	0.00	0.00	0.00	0.00	-1,931,675
INTEREST EXPENSE	0	0					0
DEPRECIATION	788,885	602,994					1,391,879
OTHER (INCOME) EXPENSE	0	0					0
OTHER ITEMS**	196,404	196,404					392,808

TOTAL INT, DEPR & OTHER ITEMS	985,289	799,398	0.00	0.00	0.00	0.00	1,784,687

NET INCOME BEFORE TAXES	-1,905,329	-1,811,033	0.00	0.00	0.00	0.00	-3,716,362
FEDERAL INCOME TAXES	0						0

NET INCOME (LOSS) (MOR-1)	($1,905,329)	($1,811,033)	$0.00	$0.00	$0.00	$0.00	($3,716,362)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Loss on settlement of Asset Retirement Obligations
**	Accretion of Asset Retirement Obligations

MOR-6

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
RECEIPTS:
2. CASH SALES	0.00	0.00					0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE	0.00	0.00					0.00
4. LOANS & ADVANCES (attach list)	0.00	0.00					0.00
5. SALE OF ASSETS	0.00	0.00					0.00
6. OTHER (attach list)	0.00	0.00					0.00

TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

DISBURSEMENTS:
7. NET PAYROLL	0.00	0.00					0.00
8. PAYROLL TAXES PAID	0.00	0.00					0.00
9. SALES, USE & OTHER TAXES PAID	0.00	0.00					0.00
10. SECURED/RENTAL/LEASES	0.00	0.00					0.00
11. UTILITIES & TELEPHONE	0.00	0.00					0.00
12. INSURANCE	0.00	0.00					0.00
13. INVENTORY PURCHASES	0.00	0.00					0.00
14. VEHICLE EXPENSES	0.00	0.00					0.00
15. TRAVEL & ENTERTAINMENT	0.00	0.00					0.00
16. REPAIRS, MAINTENANCE & SUPPLIES	0.00	0.00					0.00
17. ADMINISTRATIVE & SELLING	0.00	0.00					0.00
18. OTHER (attach list)	0.00	0.00					0.00

TOTAL DISBURSEMENTS FROM OPERATIONS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

19. PROFESSIONAL FEES	0.00	0.00					0.00
20. U.S. TRUSTEE FEES	0.00	0.00					0.00
21. OTHER REORGANIZATION EXPENSES (attach list)	0.00	0.00					0.00

TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

22. NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00
23. CASH - END OF MONTH (MOR-2)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-7

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	$171,197.30	$2,928,419.00	$0.00	$0.00	$0.00	$0.00	$171,197.30
RECEIPTS:
2. CASH SALES	1,768,583.22	1,460,542.50					3,229,125.72
3. COLLECTION OF ACCOUNTS RECEIVABLE	0.00	0.00					0.00
4. LOANS & ADVANCES (attach list)	3,000,000.00	0.00					3,000,000.00
5. SALE OF ASSETS	0.00	4,000.00					4,000.00
6. OTHER (attach list)	0.00	0.00					0.00

TOTAL RECEIPTS	4,768,583.22	1,464,542.50	0.00	0.00	0.00	0.00	6,233,125.72

DISBURSEMENTS:
7. NET PAYROLL	459,120.03	454,226.66					913,346.69
8. PAYROLL TAXES PAID	0.00	0.00					0.00
9. SALES, USE & OTHER TAXES PAID	320,326.07	150,565.89					470,891.96
10. SECURED/RENTAL/LEASES	0.00	0.00					0.00
11. UTILITIES & TELEPHONE	0.00	0.00					0.00
12. INSURANCE	267,688.02	355,633.06					623,321.08
13. INVENTORY PURCHASES	0.00	0.00					0.00
14. VEHICLE EXPENSES	0.00	0.00					0.00
15. TRAVEL & ENTERTAINMENT	0.00	0.00					0.00
16. REPAIRS, MAINTENANCE & SUPPLIES	48,177.00	948,605.85					996,782.85
17. REVENUES & ROYALTIES	614,927.30	231,720.34					846,647.64
17. ADMINISTRATIVE & SELLING	33,722.06	207,254.67					240,976.73
18. OTHER (attach list)	0.00	0.00					0.00

TOTAL DISBURSEMENTS FROM OPERATIONS	1,743,960.48	2,348,006.47	0.00	0.00	0.00	0.00	4,091,966.95

19. PROFESSIONAL FEES	155,573.59	647,939.03					803,512.62
20. U.S. TRUSTEE FEES	0.00	0.00					0.00
21. OTHER REORGANIZATION EXPENSES	111,827.45	33,981.00					145,808.45

TOTAL DISBURSEMENTS	2,011,361.52	3,029,926.50	0.00	0.00	0.00	0.00	5,041,288.02

22. NET CASH FLOW	2,757,221.70	-1,565,384.00	0.00	0.00	0.00	0.00	1,191,837.70
23. CASH - END OF MONTH (MOR-2)	$2,928,419.00	$1,363,035.00	$0.00	$0.00	$0.00	$0.00	$1,363,035.00

MOR-7

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
MONTHLY OPERATING REPORT SUMMARY: April 2015	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
RECEIPTS:
2. CASH SALES	0.00	0.00					0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE	0.00	0.00					0.00
4. LOANS & ADVANCES (attach list)	0.00	0.00					0.00
5. SALE OF ASSETS	0.00	0.00					0.00
6. OTHER (attach list)	0.00	0.00					0.00

TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

DISBURSEMENTS:
7. NET PAYROLL	0.00	0.00					0.00
8. PAYROLL TAXES PAID	0.00	0.00					0.00
9. SALES, USE & OTHER TAXES PAID	0.00	0.00					0.00
10. SECURED/RENTAL/LEASES	0.00	0.00					0.00
11. UTILITIES & TELEPHONE	0.00	0.00					0.00
12. INSURANCE	0.00	0.00					0.00
13. INVENTORY PURCHASES	0.00	0.00					0.00
14. VEHICLE EXPENSES	0.00	0.00					0.00
15. TRAVEL & ENTERTAINMENT	0.00	0.00					0.00
16. REPAIRS, MAINTENANCE & SUPPLIES	0.00	0.00					0.00
17. ADMINISTRATIVE & SELLING	0.00	0.00					0.00
18. OTHER (attach list)	0.00	0.00					0.00

TOTAL DISBURSEMENTS FROM OPERATIONS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

19. PROFESSIONAL FEES	0.00	0.00					0.00
20. U.S. TRUSTEE FEES	0.00	0.00					0.00
21. OTHER REORGANIZATION EXPENSES (attach list)	0.00	0.00					0.00

TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00

22. NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00
23. CASH - END OF MONTH (MOR-2)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-7

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

CASH ACCOUNT RECONCILIATION
MONTH OF April 2015

MONTHLY OPERATING REPORT SUMMARY: April 2015

BANK NAME	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	Prosperity Bank	Prosperity Bank	Prosperity Bank	BBVA Compass Bank	BBVA Compass Bank	BBVA Compass Bank	BBVA Compass Bank
ACCOUNT NUMBER	#2175	#2209	#2227	#2191	#2183	#5258	#2831	#5266	#0599	#9028	#0572	#7298
ACCOUNT TYPE	OPERATING	CASH CALL	ADE. ASSURANCE	REVENUE	PAYABLE	PAYABLE	OPERATING	REVENUE	REVENUE	INSURANCE	MASTER	INTERMEDIARY	TOTAL
BANK BALANCE	1,936,750.44	90,480.02	15,000.00	267,174.94	0.00	5,350.00	306,120.16	75,433.30	0.00	20,604.26	0.00	751.81	$2,717,664.93
DEPOSITS IN TRANSIT	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,557.29	$6,557.29
OUTSTANDING CHECKS	28,096.59	0.00	0.00	124,454.16	1,170,007.77	5,350.00	0.00	5,499.35	7,175.50	20,604.26	0.00	0.00	$1,361,187.63

ADJUSTED BANK BALANCE	$1,908,653.85	$90,480.02	$15,000.00	$142,720.78	($1,170,007.77)	$0.00	$306,120.16	$69,933.95	($7,175.50)	$0.00	$0.00	$7,309.10	$1,363,034.59

BEGINNING CASH - PER BOOKS	0.00	0.00	0.00	0.00	0.00	0.00	2,773,094.65	141,026.05	-57,268.41	0.00	0.00	71,567.07	$2,928,419.36
RECEIPTS	1,360,001.19	0.00	0.00	0.00	0.00	0.00	53,303.03	0.00	0.00	0.00	51,238.28	0.00	$1,464,542.50
TRANSFERS OUT OF ACCOUNT	($626,805.81)	$0.00	$0.00	$0.00	$0.00	$0.00	($2,256,525.32)	$0.00	$0.00	$0.00	($51,238.28)	($115,496.25)	($3,050,065.66)
TRANSFERS INTO ACCOUNT	1,563,597.50	90,480.02	15,000.00	282,359.17	158,968.58	660,952.76	63,597.50	70,814.48	50,092.91	40,840.10	2,124.36	51,238.28	$3,050,065.66
CHECKS/OTHER DISBURSEMENTS	388,139.03	0.00	0.00	139,638.39	1,328,976.35	660,952.76	327,348.93	141,906.58	0.00	40,840.10	2,124.36	0.00	$3,029,926.50

ENDING CASH - PER BOOKS	$1,908,653.85	$90,480.02	$15,000.00	$142,720.78	($1,170,007.77)	$0.00	$306,120.93	$69,933.95	($7,175.50)	$0.00	$0.00	$7,309.10	$1,363,035.36

MOR-8

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTHLY OPERATING REPORT SUMMARY: April 2015

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH
1. James A Watt/ Salary & 401k	48,583.34	48,583.34
2. Frank T. Smith/ Salary & 401k	29,061.66	29,061.66
3. Hal L. Bettis/ Salary & 401k	29,061.66	29,061.66
4. Richard H. Mourglia/ Salary & 401k	25,616.66	25,616.66
5.
6.

TOTAL INSIDERS (MOR-1)	$132,323.32	$132,323.32	$0.00	$0.00	$0.00	$0.00

PROFESSIONALS	MONTH March 2015	MONTH April 2015	MONTH	MONTH	MONTH	MONTH
1. Holland and Knight	20,000.00
2. Mayer Brown, LLP	135,573.59
3. FTI Consulting		159,480.00
4. CTMI, LLC		12,500.00
5. Donald Martin		55,234.20
6. Deloitte CRG		129,073.74
7 Haynes and Boone		226,438.74
8 Prime Clerk		65,212.35

TOTAL PROFESSIONALS (MOR-1)	$155,573.59	$647,939.03	$0.00	$0.00	$0.00	$0.00

MOR-9